 As filed with the Securities and Exchange Commission on June 5, 2017
Registration No. 333- 218420

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST- EFFECTIVE AMENDMENT NO.1

to

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ANTHERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-1852016
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B
Hayward, California 94545
(510) 856-5600
(Address of Principal Executive Offices)

2013 STOCK OPTION AND INCENTIVE PLAN
2010 EMPLOYEE STOCK PURCHASE PLAN
(Full Title of the Plans)

Craig Thompson
Chief Executive Officer
25801 Industrial Boulevard, Suite B
Hayward, California 94545
Telephone: (510) 856-5600
Facsimile: (510) 856-5597
(Name and Address of Agent For Service)

Copy to:
Bradley A. Bugdanowitz, Esq.
GOODWIN PROCTER LLP
Three Embarcadero Center
San Francisco, California 94111
Telephone: (415) 733-6000
Facsimile: (415) 677-9041

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer,  a smaller reporting company or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”,“smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐	Smaller reporting company	☐

(Do not check if a smaller reporting company)		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Post-Effective Amendment No.1 relates to the following registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission on June 1, 2017 by Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”).

•
Registration Statement filed on form S-8, File No. 333-218420, registering 539,063 shares of common stock, par value $0.001, for issuance under the Registrant’s (a) 2013 Stock Option and Incentive Plan and (b) 2010 Employee Stock Purchase Plan.

The Post-Effective Amendment No.1 to the Registration Statement is being filed solely for the purpose of refiling Exhibit 23.1 thereto, to correct the language of the Consent of Independent Registered Public Accounting Firm. All other portions of the Registration Statement, as previously filed, remain unchanged. No additional securities are to be registered, and registration fees were paid upon filing of the original Registration Statement.

Item 8.     Exhibits.

See Exhibit Index immediately following the Signature Page.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Hayward, state of California, on this 5th day of June, 2017.

Anthera Pharmaceuticals, Inc.

By:	/s/	Craig Thompson
Craig Thompson
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Craig Thompson	Chief Executive Officer and Director	June 5, 2017
Craig Thompson	(Principal Executive Officer)

/s/ May Liu	Senior Vice President, Finance and Administration	June 5, 2017
May Liu	(Principal Accounting and Financial Officer)

*	Executive Chairman of the Board of Directors	June 5, 2017
Paul F. Truex

*	Director	June 5, 2017
Brent Furse

*	Director	June 5, 2017
Brian R. Mueller

*	Director	June 5, 2017
Philip T. Sager

*	Director	June 5, 2017
David E. Thompson

*	Director	June 5, 2017
Christopher S. Henney

*By:	/s/ Craig Thompson
Craig Thompson Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

4.1	Specimen certificate evidencing shares of common stock (1)

4.2	Fifth Amended and Restated Certificate of Incorporation, as amended (2)

4.3	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation filed October 12, 2012 (3)

4.4	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation filed July 12, 2013 and effective July 15, 2013 (4)

4.5	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation filed April 28, 2017 and effective April 28, 2017 (5)

4.6	Amended and Restated Bylaws (6)

4.7	Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock filed on September 12, 2016 (7)

4.8	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock filed on September 15, 2016 (8)

4.9	Form of Certificate of Designation of Preferences, Rights and Limitations of Series X-1 Convertible Preferred Stock filed on September 12, 2016 (9)

4.10	Specimen Series X Convertible Preferred Stock certificate (10)

5.1	Opinion of Goodwin Procter LLP*

23.1	Consent of BDO USA, LLP, independent registered public accounting firm

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.1)*

24.1	Power of attorney (included on signature page)*

99.1	Amended and Restated 2010 Stock Option and Incentive Plan (11)

99.2	Form of Non-Qualified Stock Option Agreement for Company Employees Under the Anthera Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (12)

99.3	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors Under the Anthera Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (12)

99.4	Form of Incentive Stock Option Agreement Under the Anthera Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (12)

99.5	Form of Restricted Stock Award Agreement Under the Anthera Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (12)

99.6	Restricted Stock Unit Award Agreement Under the Anthera Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (13)

99.7	2010 Employee Stock Purchase Plan, and amendments thereto (14)

99.8	2013 Stock Option and Incentive Plan, as amended (15)

99.9	Form of Non-Qualified Stock Option Agreement for Company Employees Under the 2013 Stock Option and Incentive Plan (16)

99.10	Form of Non-Qualified Stock Option Agreement for Non-Employees Directors Under the 2013 Stock Option and Incentive Plan (17)

99.11	Form of Incentive Stock Option Agreement Under the 2013 Stock Option and Incentive Plan (18)

99.12	Form of Restricted Stock Award Agreement Under the 2013 Stock Option and Incentive Plan (19)

99.13	Form of Restricted Stock Unit Award Agreement Under the 2013 Stock Option and Incentive Plan (20)

(1)
Filed as the same numbered exhibit to the registrant’s Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-161930), filed with the SEC on January 29, 2010 and incorporated herein by reference.

(2)	Filed as Exhibit 3.6 to the registrant’s Registration Statement on Form S-1/A (File No. 333-161930), filed with the SEC on February 3, 2010 and incorporated herein by reference.
(3)	Filed as the same numbered exhibit to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 26, 2013 and incorporated herein by reference.
(4)	Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on July 16, 2013, and incorporated herein by reference.
(5)	Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed with the SEC on April 28, 2017 and incorporated herein by reference.
(6)	Filed as Exhibit 3.4 to the registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2015 and incorporated herein by reference.
(7)	Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed with the SEC on September 12, 2016 and incorporated herein by reference.
(8)	Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed with the SEC on September 15, 2016 and incorporated herein by reference.
(9)	Filed as Exhibit 3.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on September 12, 2016 and incorporated herein by reference.
(10)	Filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on September 12, 2016 and incorporated by reference.
(11)	Filed as Appendix A to the registrant’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 8, 2010 and incorporated herein by reference.
(12)	Filed as Exhibit 10.2 to the registrant’s Amendment No. 4 to Registration Statement on Form S-1 (File No. 333-161930), filed with the SEC on February 3, 2010 and incorporated herein by reference.
(13)	Filed as Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q, filed with the SEC on May 14, 2010 and incorporated herein by reference.
(14)	Filed as Appendix B to the registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 16, 2017 and incorporated herein by reference.
(15)	Filed as Annex A to the registrants Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 16, 2017 and incorporated herein by reference.
(16)	Filed as Exhibit 10.13 to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 28, 2014 and incorporated herein by reference.
(17)	Filed as Exhibit 10.14 to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 28, 2014 and incorporated herein by reference.
(18)	Filed as Exhibit 10.115 to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 28, 2014 and incorporated herein by reference.
(19)	Filed as Exhibit 10.16 to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 28, 2014 and incorporated herein by reference.
(20)	Filed as Exhibit 10.17 to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 28, 2014 and incorporated herein by reference.

* Previously filed with the Registration Statement.